Exhibit 10.79

AMENDMENT NO. 8 TO THE SENIOR CREDIT FACILITY

AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT, dated as of September 30, 2005, entered into by and among Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida), in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually a “Lender” and collectively, “Lenders”), Supreme International, LLC, a Delaware limited liability company formerly known as Supreme International, Inc. (“Supreme”), Jantzen, LLC, a Delaware limited liability company formerly known as Jantzen, Inc. (“Jantzen”), Perry Ellis Menswear, LLC, a Delaware limited liability company formerly known as Perry Ellis Menswear, Inc. (“Perry Ellis Menswear”), Perry Ellis Europe Limited, formerly known as Farah Manufacturing (U.K.) Limited, a private limited company incorporated in England and Wales (“Perry Europe”), Salant Holding, LLC, a Delaware limited liability company formerly known as Salant Holding Corporation (“Salant Holding” and together with Supreme, Jantzen, Perry Europe and Perry Ellis Menswear, each individually “Borrower” and collectively, “Borrowers”), Perry Ellis International, Inc., a Florida corporation (“Parent”), PEI Licensing, Inc., a Delaware corporation (“PEI Licensing”), Jantzen Apparel, LLC, a Delaware limited liability company formerly known as Jantzen Apparel Corp. (“Jantzen Apparel”), Supreme Real Estate I, LLC, a Florida limited liability company (“Supreme I”), Supreme Real Estate II, LLC, a Florida limited liability company (“Supreme II”), Supreme Realty, LLC, a Florida limited liability company (“Supreme Realty”), Supreme Munsingwear Canada Inc., a Canada corporation (“Supreme Canada”), Perry Ellis Shared Services Corporation, a Delaware corporation (“PE Shared Services”), Winnsboro DC, LLC, a Delaware limited liability company (“Winnsboro”), Tampa DC, LLC, a Delaware limited liability company (“Tampa DC”), Perry Ellis International Group Holdings Limited, a private company incorporated under the laws of Ireland having its principal place of business in the Bahamas (“Group Holdings”) and Perry Ellis Real Estate, LLC, a Delaware limited liability company formerly known as Perry Ellis Real Estate Corporation (“PE Real Estate” and, together, with Parent, PEI Licensing, Jantzen Apparel, Supreme I, Supreme II, Supreme Realty, Group Holdings, PE Shared Services, Winnsboro, Tampa DC, and Supreme Canada, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 1, 2002, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated June 19, 2003, Amendment No. 2 to Loan and Security Agreement, dated September 22, 2003, Amendment No. 3 to Loan and Security Agreement, dated December 1, 2003, Amendment No. 4 to Loan and Security Agreement, dated February 25, 2004, Amendment No. 5 to Loan and dated as of September 30, 2004 and Amendment No. 7 to Loan and Security Agreement (“Amendment No. 7”), dated as of February 26, 2005 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to permit Perry Europe to incur certain unsecured indebtedness and make certain other amendments to the Loan Agreement, and Agent and Lenders are willing to so consent, subject to the terms and conditions set forth in this Amendment No. 8; and

WHEREAS, by this Amendment No. 8, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such consent and amendments.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(a) “Amendment No. 7 Post-Closing Letter” shall mean the letter agreement with respect to certain post-closing items, dated as of February 26, 2005, by and among Agent, Borrowers and Guarantors.

(b) “Amendment No. 8” shall mean Amendment No. 8 to Loan and Security Agreement by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.2 Interpretation. For purposes of this Amendment No. 8, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

2. Conditions Precedent to Loans to Perry Europe. Section 4 of the Loan Agreement is hereby amended by adding the following at the end of such Section:

“4.3 Conditions Precedent to Loans to Perry Europe. The satisfaction of each of the conditions set forth on Schedule 4.3 hereto (the “Perry Europe Conditions”) is an additional condition precedent to (a) the making of Loans and/or providing Letter of Credit Accommodations to Perry Europe and (b) the inclusion of any assets of Perry Europe in the Borrowing Base (it being understood that Borrowers and Guarantors shall not be obligated to satisfy the Perry Europe Conditions pursuant to the Amendment No. 7 Post-Closing Letter).

3. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by:

3.1 deleting subsection (n) of such Section in its entirety and replacing it with the following:

“(n) contingent indebtedness owing to the issuers of surety bonds (i) issued for the account of Borrowers and Guarantors (excluding Perry Europe) in an aggregate outstanding amount not to exceed $6,000,000 and (ii) issued for the account of Perry Europe in an aggregate outstanding amount not to exceed £600,000.”

3.2 deleting the period at the end of subsection (r) of such Section and replacing it with “;”

3.3 adding at the end of such Section a new subsection as follows:

“(s) Indebtedness of Perry Europe to Barclays Bank or another financial institution acceptable to Agent, provided, that, (i) in no event shall the aggregate outstanding amount of such Indebtedness exceed £700,000, of which up to £300,000 shall be in the form of letters of credit, (ii) such Indebtedness shall be unsecured; except, that, the issuer of such letters of credit (“UK Issuer”) may hold a security interest or lien solely on the inventory purchased with the proceeds of any such letter of credit provided, that, such security interest or lien shall at all times only secure reimbursement obligations of Perry Europe for the letter of credit used to purchase the specific Inventory constituting the collateral of UK Issuer and (iii) Perry Europe shall furnish to Agent all notices or demands in connection with such Indebtedness either received by Perry Europe or on its behalf promptly after the receipt thereof, concurrently with the sending thereof, as the case may be.”

4. Schedules to Loan Agreement. The Loan Agreement is hereby amended by adding a new Schedule 4.3 thereto in the form of Exhibit A to this Amendment No. 8.

5. Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants shall survive the execution and delivery hereof:

5.1 this Amendment No. 8 has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

5.2 neither this Amendment No. 8 nor the transactions contemplated hereby are in contravention of any applicable law, or the terms of any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound; and

5.3 as of the date hereof, no Default or Event of Default exists or has occurred and is continuing.

6. Conditions Precedent. The effectiveness of the amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

6.1 Agent shall have received executed counterparts of this Amendment No. 8, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders;

6.2 No Default or Event of Default shall exist or have occurred and be continuing; and

6.3 Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to effectuate the provisions of this Amendment No. 8.

7. Effect of this Amendment. This Amendment No. 8 and the instruments and agreements delivered pursuant hereto (if any) constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 8, the provisions of this Amendment No. 8 shall control.

8. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent or Lenders to effectuate the provisions and purposes of this Amendment No. 8.

9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Florida (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the Stale of Florida).

10. Binding Effect. This Amendment No. 8 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11. Counterparts. This Amendment No. 8 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 8, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 8 by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 8. Any party delivering an executed counterpart of this Amendment No. 8 by telecopier also shall deliver an original executed counterpart of this Amendment No. 8, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 8 as to such party or any other party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed and delivered by their authorized officers as of the day and year first above written.

SUPREME INTERNATIONAL, LLC, formerly known as Supreme International, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:

JANTZEN, LLC, formerly known as Jantzen, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:

PERRY ELLIS MENSWEAR, LLC, formerly known as Perry Ellis Menswear, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:

SALANT HOLDING, LLC, formerly known as Salant Holding Corporation

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

PERRY ELLIS EUROPE LIMITED, formerly known as Farah Manufacturing (U.K.) Limited

By:	/s/ Illegible

Title:

By:

Title:

Present when the Common Seal of PERRY ELLIS INTERNATIONAL GROUP HOLDINGS LIMITED hereunto offered

By:	/s/ Illegible

Title:

By:	/s/ Illegible

Title:

PERRY ELLIS INTERNATIONAL, INC. PEI LICENSING, INC.

By:	/s/ Illegible

Title:

SUPREME MUNSINGWEAR CANADA, INC.

By:	/s/ Illegible

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

JANTZEN APPAREL, LLC, formerly known as Jantzen Apparel Corp.

By:	PEI Licensing, Inc., its Managing Member

By:	/s/ Illegible

Title:

SUPREME REAL ESTATE I, LLC

By:	/s/ Illegible

Title:

SUPREME REAL ESTATE II, LLC

By:	/s/ Illegible

Title:

SUPREME REALTY, LLC

By:	/s/ Illegible

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

PERRY ELLIS SHARED SERVICES CORPORATION

By:	/s/ Illegible

Title:

WINNSBORO DC, LLC

By:	Perry Ellis International Inc., its Managing Member

By:	/s/ Illegible

Title:

TAMPA DC, LLC

By:	Perry Ellis International Inc., its Managing Member

By:	/s/ Illegible

Title:

PERRY ELLIS REAL ESTATE, LLC, formerly known as Perry Ellis Real Estate Corporation

By:	Perry Ellis International Inc., its Managing Member

By:	/s/ Illegible

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation (Florida), as Agent and a Lender

By:	/s/ Illegible

Title:	Director

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ Illegible

Title:	Vice President

THE ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ David Keinan	By:	/s/ Dilian G. Schulz

Title:	Senior Vice President Regional Manager for Florida	Title:	First Vice President & Chief Credit Officer for Florida

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Title:

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Illegible

Title:	Vice President

BURDALE FINANCIAL LIMITED

By:	/s/ Illegible

Title:	Credit Manager

EXHIBIT A

TO

AMENDMENT NO. 8

SCHEDULE 4.3

Conditions Precedent to UK Borrowing

1. Agent shall have conducted, in manner satisfactory to Agent, a field examination with respect to the Accounts, Inventory and Records of Perry Europe;

2. Agent shall have received the following duly executed documents, in form and substance satisfactory to Agent, (a) a share mortgage by Parent in favor of Agent with respect to the remaining thirty-five percent (35%) of the issued and outstanding shares of Group Holdings to secure the guarantee by Parent of the Obligations of the Foreign Loan Parties (other than Supreme Canada), (b) a debenture duly executed by Group Holdings in favor of Agent, (c) a share mortgage by Group Holdings in favor of Agent with respect to all of the issued and outstanding shares of Perry Europe, and (d) a debenture duly executed by Perry Europe in favor of Agent (together, the “Foreign Law Security Documents”);

3. the share mortgage with respect to sixty-five (65%) of the issued and outstanding shares of Group Holdings which is being held in escrow pursuant to the Escrow Agreement, dated                     , 2005, between Parent and Agent, shall be released from escrow.

4. Agent shall have received, in form and substance satisfactory to Agent, a certified copy of the resolutions of the board of directors of each Foreign Loan Party (other than Supreme Canada) approving such Foreign Loan Party’s entry into the Foreign Law Security Documents to which it is a party, and any related documentation;

5. Agent shall have received, in form and substance satisfactory to Agent, a director’s certificate from each of the Foreign Loan Parties (other than Supreme Canada) (a) certifying that all corporate action required to enable such Foreign Loan Party to enter into, execute and perform its obligations under the Foreign Law Security Documents to which it is a party and to authorize the transactions contemplated therein has been taken, (b) setting out the specimen signatures of those persons authorized to execute those Foreign Law Security Documents to which it is a party on behalf of such Foreign Loan Party (or confirming that the position as set out in the director’s certificate delivered by such Foreign Loan Party to Agent in respect of Amendment No. 7 has not changed); (c) certifying that the performance by such Foreign Loan Party of its rights and obligations under the Foreign Law Security Documents would not cause any borrowing limit binding on it to be exceeded; and (d) certifying that there has been no change to the constitutional documents of such Foreign Loan Party since certified copies were delivered to Agent as a condition precedent under Amendment No. 7;

6. Agent shall have received, in form and substance satisfactory to Agent, a certified copy of each notice required to be dispatched pursuant to the Foreign Law Security Documents and acknowledgements from all recipients of such notices as required by the Foreign Law

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Security Documents or agreement by the relevant recipient of the form of acknowledgement to be given by it;

7. Agent shall have received, in form and substance satisfactory to Agent, a copy of the mandate for each Blocked Account in the United Kingdom, which are to be operated in accordance with the terms of the Loan Agreement, duly completed (so far as possible) by Perry Europe and evidence satisfactory to Agent that such Blocked Accounts have been opened;

8. Agent shall have received evidence, in form and substance satisfactory to Agent, that Agent has a valid and perfected fixed charge on the Accounts of Perry Europe and a valid and perfected floating charge on all of the other assets of each Foreign Loan Party (other than Supreme Canada), subject only to the liens permitted under Section 9.8 of the Loan Agreement.

9. Agent shall have received, in form and substance satisfactory to Agent, results of all final company and winding up searches in relation to each Foreign Loan Party (other than Supreme Canada);

10. Agent shall have received stock certificates representing one hundred percent (100%) of the issued and outstanding shares of Capital Stock of Perry Europe and the remaining thirty-five percent (35%) of the issued and outstanding shares of Capital Stock of Group Holdings, in each case together with a related stock transfer form executed in blank and with a certified copy of the register of members of each Foreign Loan Party (other than Supreme Canada); and

11. Agent shall have received, in form and substance satisfactory to Agent, legal opinions in respect of the security constituted by, and the Foreign Loan Parties’ (other than Supreme Canada) entry into, the Foreign Law Security Documents.

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